UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 7, 2001
                                                        -----------------

                           ZARLINK SEMICONDUCTOR INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        CANADA                      1-8139                       NONE
 -------------------         --------------------        ------------------
   (State or other           (Commission File No.)        (I.R.S. Employer
   jurisdiction of                                       Identification No.)
  incorporation or
    organization)

             400 March Road
        Ottawa, Ontario, Canada                      K2K 3H4
        -----------------------                   -------------
         (Address of principal                    (Postal Code)
          executive offices)

       Registrant's telephone number, including area code: (613) 592-0200
                                                           --------------

         _______________________________________________________________
          (Former name or former address, if changed since last report)

Item 5. Other Events

      On Friday, September 7, 2001, Zarlink Semiconductor Inc. began trading under the symbol "ZL" on the New York and Toronto stock exchanges. Shareholder approval for the company's name change from Mitel Corporation (NYSE/TSE: MLT) to Zarlink Semiconductor Inc. was received on July 25, 2001. These developments complete the company's evolution from Mitel Corporation to Zarlink Semiconductor.

      On July 25, 2001, a Certificate of Amendment was filed with Industry Canada to effect the name change to Zarlink Semiconductor Inc.

      Copies of (i) the Certificate of Amendment and (ii) the Press Release issued on September 6, 2001 announcing the ticker symbol change to "ZL" are attached to this Form 8-K as Exhibits 3.1 and 99.1, respectively, and are incorporated by reference herein.

Item 7. Exhibits

            Exhibits:

             3.1 Certificate of Amendment, changing name to Zarlink Semiconductor Inc., as filed with Industry Canada.

            99.1  Press Release dated September 6, 2001.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ZARLINK SEMICONDUCTOR INC.
                                     (Registrant)

Date September 14, 2001              Jean-Jacques Carrier
     ------------------              --------------------------------
                                     Jean-Jacques Carrier
                                     Senior Vice President of Finance
                                     and Chief Financial Officer


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